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Subscription Documents	Page 1 of 14

SMART KIDS GROUP INC. SUBSCRIPTION DOCUMENTS

Each subscriber must complete and sign the Subscription Documents in accordance with the following instructions.  Subscribers must meet certain requirements in order for Smart Kids Group Inc. a Florida corporation (the “Company”) to comply with the offering exemptions from registration and qualification under the Securities Act of 1933, as amended and applicable state securities laws.  The Company will be relying on the accuracy and completeness of information provided in the Subscription Documents to establish the qualifications of prospective investors and the Company’s legal right to sell these securities.  Answers will at all times be kept strictly confidential unless necessary to establish the legality of a prospective investor’s participation in the offering.  The Company should be contacted immediately if there is any change in the information the prospective investor has provided.

Subscription Instructions

1.	Complete and sign:
                   (a)  The Subscription Agreement; and
                   (b)  The Confidential Purchaser Questionnaire, which are attached.

2.	Return all documents together with the following:

MAKE CHEQUE PAYABLE TO:	Smart Kids Group Inc.

SEND CHEQUE/DOCUMENTS TO:	Smart Kids Group Inc.
Suite 542, 9768 – 170 Street
Edmonton, Alberta Canada T5T 5L4

3.	The following sets forth the number of signatures required for different forms of ownership:

Individual:	One signature required

Joint Tenants with
Right of Survivorship	Both parties must sign

Tenants in Common	All parties must sign

Community Property	One signature required if securities will be kept in one name; i.e. Managing spouse: two signatures required if securities would be held in both names.

Corporation	Signature of authorized officer or officers required

Partnership	Signature of general partner required. Additional signatures only if required by Partnership Agreement

Trust	Trustee’s signature must indicate “Trustee for the __________________ Trust.”

Other Entities:	As required by the applicable document

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PURCHASER QUESTIONNAIRE

1.  Subscription. The undersigned hereby tenders this subscription and applies to purchase the number of Shares in Smart Kids Group Inc. (the “Company”) indicated below, pursuant to the terms of this Subscription Agreement. The purchase price of each Share is ten cents ($0.10). The undersigned further sets forth statements upon which you may rely to determine the suitability of the undersigned to purchase the Shares. The undersigned understands that the Shares are being offered pursuant to the Confidential Private Placement Memorandum, dated September 1, 2005 and its exhibits (the “Memorandum”). In connection with this subscription, the undersigned represents and warrants that the personal, business and financial information contained in the Purchaser Questionnaire is complete and accurate, and presents a true statement of the undersigned’s financial condition.

2.  Representations and Understandings. The undersigned hereby makes the following representations, warranties and agreements and confirms the following understandings:

     (a)    The undersigned is acquiring the Shares for investment purposes, for the undersigned’s own account only, with no intention or view to distributing the Shares or any participation or interest therein.

     (b)    The undersigned has received a copy of the Memorandum, has reviewed it carefully, and has had an opportunity to question representatives of the Company and obtain such additional information concerning the Company as the undersigned requested.

     (c)    The undersigned has sufficient experience in financial and business matters to be capable of utilizing such information to evaluate the merits and risks of the undersigned’s investment, and to make an informed decision relating thereto; or the undersigned has utilized the services of a purchaser representative and together they have sufficient experience in financial and business matters such that they are capable of utilizing such information to evaluate the merits and risks of the undersigned’s investment, and to make an informed decision relating thereto.

     (d)    The undersigned has evaluated the substantial risks of investment in the Company, including those risks particularly described in the Memorandum, and has determined that the investment is suitable for him/her.  The undersigned has adequate financial resources for an investment of this character, and at this time he could bear complete loss of his investment. The undersigned understands that forward looking statements and projections in the Memorandum are mere estimates and current views and may not reflect the actual results of the Company’s operations.

     (e)    The undersigned (i) has a net worth (exclusive of home, home furnishings and automobiles) of at least $50,000 and an annual gross income of at least $50,000, or (ii) has a net worth (exclusive of home, home furnishings and automobiles) of at least $200,000, or (iii) a net worth (or joint net worth with spouse) equal to ten times the amount of the purchaser’s investment in the Shares, or (iv) is the beneficiary of a fiduciary account, or, if the fiduciary of the account or other party is the donor of funds used by the fiduciary account to make this investment, that such donor, meets the requirements of either (i), (ii) or (iii) above.

     (f)    The undersigned understands that the Shares are not registered under the 1933 Act on the ground that the issuance there of is exempt under Section 4(2) of the 1933 Act and Rule 506 of Regulation D promulgated there under as a transaction by an issuer not involving any public offering, and that reliance on such exemptions is predicated in part on the truth and accuracy of the undersigned’s representations and warranties, and those of the other purchasers of Shares.

     (g)    The undersigned understands that the Shares are not being registered under the securities laws of certain states on the basis that issuance of the Shares is claimed to be exempt as an offer and sale not involving a public offering in such state. The undersigned understands that reliance on such exemptions is predicated in part on the truth and accuracy of the undersigned=s representations and warranties and those of other purchasers of Shares. The undersigned agrees not to sell, transfer or otherwise dispose of a Share unless such Share has been registered under the applicable state securities laws, or an exemption from registration is available.

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     (h)    The undersigned has no need for liquidity in his investment and is able to bear the entire economic risk of his investment for an indefinite period of time. The undersigned has been advised and is aware that: (i) there is no public market for the Shares and it is not likely that any public market for the Shares will develop; (ii) that it will not be possible to liquidate the investment readily; (iii) the undersigned must bear the entire economic risk of his investment in the Shares for an indefinite period of time because the Shares have not been registered under the 1933 Act or state law and, therefore, cannot be sold unless they are subsequently registered under the 1933 Act and applicable state law or an exemption from such registration is available; (iv) a legend as to the restrictions on transferability of the Shares referred to herein will be made on the document evidencing Shares, and (v) a notation in the appropriate records of the Company will be made with respect to  restrictions on transfer of Shares.

     (i)    All contacts and contracts between the undersigned and the Company regarding the offer and sale to him of Shares have been made within the state indicated below his signature on the signature page of this Subscription Agreement and the undersigned is a resident of such state.

     (j)    The undersigned has relied solely upon the Memorandum and independent investigations made by him or his purchaser representative with respect to the Shares subscribed for herein.  No oral or written representations beyond the Memorandum have been made to, or relied upon, by the undersigned.

     (k)    The undersigned agrees not to transfer or assign this subscription or any interest therein.

     (l)    The undersigned hereby acknowledges and agrees that, except as may be specifically provided in the Confidential Private Placement Memorandum, the undersigned is not entitled to withdraw, terminate or revoke this subscription.

     (m)    If the undersigned is a partnership, corporation or trust, it has been duly formed, validly exists, has full power and authority to make this investment, and has not been formed for the specific purpose of investing in the Shares. This Subscription Agreement and all other documents executed in connection with this subscription for Shares are valid, binding and enforceable agreements of the undersigned.

     (n)    The undersigned meets any additional suitability standards and financial requirements, required in the jurisdiction in which he resides, or is purchasing in a fiduciary capacity for a person or account meeting such suitability standards and/or financial requirements, and he is not a minor.

     (m) The undersigned has a pre-existing business relationship with the Company, or an officer, director, employee, referring party or consultant to the Company or the Placement Agent, and was not solicited pursuant to any form of public advertisement, cold calling or general solicitation.

3. Indemnification. The undersigned hereby agrees to indemnify and hold harmless the Company and all of its attorneys, accountants, employees, officers, directors, shareholders and agents from any liability, claims, costs, damages, losses or expenses incurred or sustained by them as a result of the undersigned’s representations and warranties herein being untrue or inaccurate, or because of a breach of this agreement by the undersigned.

4. Taxpayer Identification Number/Backup Withholding Certification. Unless a subscriber indicates to the contrary on the Subscription Agreement, he will certify that his taxpayer identification number is correct and, if not a corporation, IRA, Keogh, or Qualified Trust (as to which there would be no withholding), he is not subject to backup withholding or dividends. If the subscriber does not provide a taxpayer identification number certified to be correct or does not make the certification that the subscriber is not subject to backup withholding, then the subscriber may be subject to twenty percent (20%) withholding or dividends paid to the holder of the Shares.

5. Acknowledgment of Investment Risks. The undersigned hereby understands that investment in the Shares is speculative and acknowledges the risk factors described in the Memorandum under “RISK FACTORS”.

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6. Special Power of Attorney. The undersigned hereby appoints and constitutes __________________________ as the undersigned’s attorney-in-fact with power and authority to act in the undersigned’s name and on the undersigned’s behalf to execute, verify, acknowledge, deliver and file the operating agreements for the Company, any other documents, instruments, certificates or agreements necessary to effect the existence and continuation of the Company, any amendments to said documents, instruments, certificates or agreements, and any documents evidencing the admission of Shareholders, which may be made by the Company without obtaining the consent of the undersigned, or with obtaining such consent so long as it has been obtained. This special power of attorney is coupled with an interest, is irrevocable and shall survive any transfer of Shares or the death of the undersigned.

The undersigned has (have) executed this Subscription and Power of Attorney on this _____ day of  ______________, 2006 at ____________________

Print Name	Social Security Number

Signature	Telephone Number

Address

Address 2

City, State, Zip Code

**************************

Print Name	Social Security Number

Signature	Telephone Number

Address

Address 2

City, State, Zip Code

**************************

7. Shares Requested:

           (a)  Number of Shares______________

           (b)  Dollar Amount of Shares (at $.10 per Share):_____________________

Initials

8. Manner in which title is to be held:

____	Community Property*
____	Joint Tenancy with
____	Right of Survivorship*
____	Individual Retirement Acct.
____	Pension or Profit Sharing Plan
____	Corporate or Partnership**
____	Trust or Fiduciary Capacity (trust documents must accompany this form)
____	Individual Property
____	Separate Property
____	Tenants-m-Entirety*
____	Tenants-in-Common*
____	Keogh Plan
____	Fiduciary for a Minor
____	Other (Please indicate)

9. Based on the definition of an “Accredited Investor” which appears below, I am an Accredited Investor   (initial or check appropriate category):___Yes   ___No

I understand that the representations contained in this section are made for the purpose of qualifying me as an accredited investor as the Securities and Exchange Commission for the purpose of selling securities to me defines the term. I hereby represent that the statement or statements initialed below are true and correct in all respects. If yes, I am an Accredited Investor because I fall within one of the following categories (initial or check appropriate category)

(PLEASE INITIAL THE APPROPRIATE CATEGORY)

_____A natural person whose individual net worth or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000:

_____ A natural person who had an individual income in excess of $200,000 in each of the two most recent years and who reasonably expects an income in excess of $200,000 in the current year:

_____ My spouse and I have had joint income for the most two recent years in excess of $300,000 and we expect our joint income to be in excess of $300,000 for the current year:

_____Any organization described in Section 501 (c) (3) of the Internal Revenue Code, or any corporation, Massachusetts Business Trust or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $7,000,000:

______ A bank as defined in the Securities Act whether acting in its individual or fiduciary capacity; insurance company as defined in the Securities Act, investment company registered under the Investment Company Act of 1940 or a business development company as defined in of that Act; or Small Business Investment Company licensed by the U.S. Small Business Administration under the Small Business Investment Act of 1958:

_______ A private business development company as defined in the Investment Advisers Act of 1940:

______ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is to be made by a plan fiduciary, as defined of such Act, which is either a bank, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000:

_____ An entity in which all of the equity owners are Accredited Investors under the above paragraph:

NOTE:     Prospective investors claiming Accredited Investor status are representing and warranting that they meet the investor suitability standards set forth in Question Number 9 of this Purchaser Questionnaire.

10.           Financial Information:

(a)	My net worth including home, home furnishings and personal automobiles is $ ____

(b)	My gross income during the preceding two years was:

2005:	$_________

2004:	$ _________

     (c)    My anticipated gross income in 2006 is $ ____________

     (d)    I have such knowledge and experience in financial, tax and business matters that I am capable of utilizing the information made available to me in connection with the offering of the Shares to evaluate the merits and risks of an investment in the Shares, and to make an informed investment decision with respect to the Shares. I do not desire to utilize a Purchaser Representative in connection with evaluating such merits and risks. Initials ___

     (e) I intend to use the services of the following named person(s) as Purchaser Representative(s) in connection with evaluating the merits and risks of an investment in the Shares and hereby appoint such person(s) to act as my Purchaser Representative(s) in connection with my proposed purchase of Shares. The Purchaser Representative is not an affiliate of the Manager or the Company. Initials ___

11.  Except as indicated below, any purchases of the Shares will be solely for my account; and not for the account of any other person or with a view to any resale or distribution thereof.

Name __________________________________________________________

Signature _____________________________________________________________

Executed at __________________________	____________________________________________
(State)	(City)

On this  ________day of _____________, 2006.

SUBSCRIPTION AGREEMENT

THE SHARES OF COMMON STOCK (“THE SECURITIES”) OFFERED HEREIN HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”) IN RELIANCE UPON CERTAIN EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND THE RULES AND REGULATIONS THERETO INCLUDING RULE 506 OF REGULATION D OF THE ACT.  NOR HAVE SUCH SECURITIES BEEN REGISTERED OR QUALIFIED UNDER ANY STATES SECURITIES LAWS.  ACCORDINGLY, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SHARES OF THE COMPANY UNLESS SUCH SECURITIES ARE SUBESEQUENTLY REGISTERED OR QUALIFIED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTIONS THEREFROM ARE AVAILABLE.

(Please complete all blanks before execution)

Smart Kids Group Inc.

Gentlemen:

The undersigned hereby tenders this subscription and applies for the purchase of _______________ shares of Common Stock, par value $0.001 (“shares”) of SKGI, a Florida corporation (the Company) upon the terms and conditions set forth below.  The Shares will sometimes be referred to herein as the ‘Securities”.

A cheque payable to “Smart Kids Group Inc.” for the benefit of Subscribers of “SKGI” in the amount of $ ___________ for such Securities at the purchase price of $.10 per share is delivered herewith.  The undersigned understands that the Company may reject any subscription for the shares for any reason.  By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

The undersigned acknowledges and represents as follows:

1. The undersigned has received, carefully reviewed and is familiar with the confidential Private Placement Memorandum dated September 1, 2005, and all material incorporated by reference therein or delivered therewith. In evaluating the suitability of this investment in the Securities, the undersigned has not relied upon any representation or other information (whether oral or written) from the Placement Agent, the Company, its officers, directors, agents or employees, or anyone else.

2.  The undersigned has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of the prospective purchase of Securities.

3. The undersigned has obtained to the extent he/she deems necessary, his/her own personal professional advice with respect to the risks inherent in the investment in the Securities and the suitability of the investment in the Securities in the light of his/her financial condition and investment needs.

4. The undersigned believes that the investment in the Securities is suitable for him/her based upon his/her investment objectives and financial needs and the undersigned has adequate means of providing for his/her current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities.

5. The undersigned recognizes that the Company has a limited operating history and that the Securities as an investment involved a high degree of risk including but not limited to the risk of economic losses from operations of the Company and the risks described under the heading of “Risk Factors” in the Private Placement Memorandum.

6.  The undersigned realizes that: (i) the purchase of the Securities should be considered by him/her to be a long-term investment, (ii) the purchaser of the Securities must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under applicable securities laws pursuant to exemptions there from and therefore, none of the Securities may be sold unless subsequently registered under such securities laws or exempted from such registration, (iii) there is presently no public market for the common stock of the Company and the undersigned understands that he/she may not be able to liquidate his/her investment in the Securities in the event of an emergency or pledge any of the Securities as collateral security for loans, (iv) a legend will be placed on each certificate stating that the securities have not been registered under the Securities Act of 1933, as amended, (the “act”) and applicable state securities laws and referencing the restrictions on transferability of the securities set for the in paragraph 2 below, and, (v) stop transfer instructions will be given to the transfer agent and noted on the Company=s records relating to Securities.

7.  The undersigned acknowledges that neither the Company nor any of its affiliates has retained counsel to provide prospective investors with representation in connection with this offering.  The undersigned also acknowledges that he/she understands that; (i) no counsel or auditor has undertaken any independent due diligence investigation of the facts and circumstances relating to this offering and, (ii) he/she must assume responsibility for his/her own due diligence investigation and, (iii) the protection afforded by a complete due diligence investigation by counsel or auditor is not present in this offering.

8. The undersigned has been advised that the Securities are not registered under the Act or the applicable state securities laws, but are offered and sold pursuant to exemptions from such registrations and that the Company’s reliance upon such exemptions is predicated part on the undersigned’s representations to the Company as contained herein and in the Confidential Purchaser Questionnaire included herein.

9.  The undersigned represents and warrants that the Securities are being purchased for his/her own account and for investment without the intention of reselling or redistributing the same, that he/she has made no agreement with others regarding any of the Securities and that his/her financial conditions is such that it is not likely that it will be necessary to dispose of any of the Securities purchased in the foreseeable future.  The undersigned further represents that he/she understands that he/she may not dispose of or transfer any of the Securities in any manner without first obtaining; (i) such registration, or (ii) an opinion of counsel satisfactory to the Company that proposed disposition or transfer may lawfully be made without registration of the Securities for such purpose pursuant to the Act, as amended,  and applicable state securities laws (it being expressly understood that the Company has and  shall not have any obligation to register such securities for any purpose).

10.  The undersigned represents and warrants that he/she is a bona fide resident of and is domiciled in the State of _______________ and that the Securities are being purchased by him/her in his/her name solely for his/her own beneficial interest and not as nominee for or on behalf of or for the beneficial interest of or with the intention to transfer to any other person, Trust or organization except as specifically set forth in paragraph 13 hereof.

11.   The undersigned is informed of and understands the significance to the Company of the foregoing representations and those representations are made with the knowledge and intention that the Company will rely upon them.  The undersigned shall indemnify and hold the Company, its officers, directors and agents harmless against any losses, claims, damages or liabilities to which they or any of them may become subject insofar as such losses, claims damages or liabilities (or actions in respect thereof) arise from any misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned to the Company concerning the undersigned, or the undersigned’s financial condition in connection with the offering or sale of the Securities including, without limitation, any such representation, misstatement or omission contained in the Confidential Purchaser Questionnaire submitted herewith.

The undersigned, if other than an individual, makes the following additional representations and warranties:

12.   The undersigned was not organized for the specific purpose of acquiring the Securities.

13.   This Subscription Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by the authorized officer or representative of the undersigned and is a legal, valid and binding obligation enforceable in accordance with its terms.

14.   The manner in which title to the Securities is to be held:

a.	____	Individual Ownership
b.	____	Joint tenants with Right of Survivorship (both must sign)
c.	____	Partnership
d.	____	Tenants in Common
e.	____	Corporation
f.	____	Trust
g.	____	Other (please specify ____________________________)

15.   The undersigned if exercising this Subscription Agreement in a representative or fiduciary capacity; (i) represents that he/she has full power and authority to execute and deliver this Subscription Agreement on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom the undersigned is executing this Subscription Agreement, and such individual, partnership, trust, estate, corporation or other entity has full power to perform pursuant to such Subscription Agreement and become a shareholder of the Company and, (ii) acknowledge that the representations and warranties contained herein shall be deemed to have been made on behalf of the person or persons for whom the undersigned is so purchasing.

Dated: __________________

Print Name	Social Security Number

Signature	Telephone Number

Address

Address 2

City, State, Zip Code

**************************

Print Name	Social Security Number

Signature	Telephone Number

Address

Address 2

City, State, Zip Code

WHEN COMPLETED AND SIGNED, THIS SUBSCRIPTION AGREEMENT ALONG WITH THE SUBSCRIBERS CHECK PAYABLE TO SMART KIDS GROUP INC. SHOULD THEN BE DELIVERED OR MAILED TO SMART KIDS GROUP INC.

ACCEPTED: SMART KIDS GROUP INC.

Authorized Signature	Date

Print Name	Title

SIGNATURE PAGE FOR ENTITIES

Dated: _____________________  , 2006

Type of Entity: ____ Trust ___ Corporation ____ Partnership ____ Other

Name of Entity

Signature	Title

Address

Address

( )
City, State, Zip Code	Telephone Number

WHEN COMPLETED AND SIGNED, THIS SUBSCRIPTION AGREEMENT ALONG WITH THE SUBSCRIBERS CHECK PAYABLE TO SMART KIDS GROUP INC. SHOULD THEN BE DELIVERED OR MAILED TO SMART KIDS GROUP INC.

ACCEPTED: SMART KIDS GROUP INC.

Authorized Signature	Date

Print Name	Title

Smart Kids Group Inc.
Suite 542, 9768 – 170 Street
Edmonton, Alberta  Canada  T5T 5L4

CONFIDENTIALITY AGREEMENT
Gentlemen:
You have expressed an interest in exploring a possible investment in Smart Kids Group Inc. (the “Company”). As a condition to your being furnished such information, you agree to treat all information concerning the Company and its affiliates and subsidiaries which is furnished to you by or on behalf of the Company, whether furnished before, on or after the date of this agreement (herein collectively referred to as the “Evaluation Material”), in accordance with the provisions of this agreement, and to take or abstain from taking certain other actions as set forth herein: The term “Evaluation Material” shall not include information which: (i) was or becomes generally available to the public other than as a result of a disclosure by you or your directors, officers, affiliates, associates, partners, employees, agents or advisors (your “Representatives”);(ii) was or becomes available to you on a non confidential basis from a source other than the Company or its advisors provided that such source is not bound by a confidentiality agreement with, or other obligation of secrecy to, the Company; or (iii) was within your possession prior to its being furnished to you by or on behalf of the Company, provided that the source of such information was not bound by a confidentiality agreement with, or other obligation of secrecy to, the Company in respect thereof.

You hereby agree that the Evaluation Material will not be used by you in any way detrimental to the Company and will be used solely for the purpose of evaluating a possible investment in the Company and you, and that the Evaluation Material will be kept confidential by you; provided, however, that any such Evaluation Material may be disclosed to your Representatives who need to know such information for the purpose of evaluating any such possible investment (it being agreed that your Representatives shall be informed by you of the confidential nature of such information and that by receiving such information they are agreeing to be bound by this agreement). You agree to be responsible for any breach of this agreement by any of your Representatives.

If you are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose (i) any Evaluation Material, or (ii) any information relating to your opinion, judgment or recommendations concerning the Company or its affiliates or subsidiaries, you will provide the Company with prompt notice of such request and the documents and/or information requested thereby so that the Company may seek an appropriate protective order and/or waive your compliance with the provisions of this agreement. It is further agreed that, if in the absence of a protective order or the receipt of a waiver hereunder you are nonetheless, in the written opinion of your counsel, compelled to disclose Evaluation Material to any tribunal or else stand liable for contempt or suffer other censure or penalty, you may disclose to such tribunal without liability hereunder that portion of the Evaluation Material which your counsel advises in writing that you are compelled to disclose; provided, however, that you shall give the Company written notice of the information to be so disclosed as far in advance of its disclosure as is practicable and shall use your best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such portion of the information required to be disclosed as the Company designates.

You acknowledge that you are aware that the U.S. securities laws prohibit any person who has material nonpublic information about a company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

You agree that: (i) you will direct all inquiries and any requests for information concerning the Company to the Company directly and (ii) you will have no discussion, correspondence or other contact concerning the Company or its securities or any investment with or concerning the Company or its securities or assets except with the Company and its financial advisors and designated representatives, or except as otherwise contemplated by this agreement. You further agree that the Company has established, and may amend unilaterally, procedures and guidelines (the “Procedures”) for the submission of proposals with respect to any investment in the Company. You agree to act in accordance with the Procedures and to be bound by the terms and conditions that may be established pursuant to the Procedures. You further agree that the Company shall be free to conduct the process for an investment involving the Company as it in its sole discretion shall determine and that, except as otherwise provided in a definitive agreement, you shall not have any claims against the Company,  or any of their respective directors, officers, stockholders, affiliates, advisors or agents arising out of or relating to an investment involving the Company. In addition, without the prior written consent of the Company, you will not (and will direct your Representatives not to) disclose to any person either the fact that discussions or negotiations are taking place concerning a possible investment between the Company and you or any of the terms, conditions or other facts with respect to any such possible investment, including the status thereof, unless in the advice of counsel disclosure is required to be made pursuant to applicable law or regulation, provided that if you propose to make any disclosure based upon the advice of counsel, you will advise and consult with the Company prior to such disclosure. If an investment in the Company by you is not consummated after a reasonable time frame  upon the Company’s request, you shall promptly redeliver to the Company all Evaluation Material and all written material containing or reflecting any information contained in the Evaluation Material (whether prepared by the Company or otherwise and whether in your possession or the possession of your Representatives), and will not retain any copies, extracts or other reproductions in whole or in part of such written material. All documents, memoranda, notes and other writings whatsoever (including all copies, extracts or other reproductions), prepared by you or your Representatives based on the information contained in the Evaluation Material shall be destroyed, and such destruction shall be certified in writing to the Company by an authorized Representative supervising such destruction. The redelivery of such material shall not relieve the obligation of confidentiality or any other obligations hereunder. Although the Company has endeavored to include in the Evaluation Material information known to the Company, which it believes relevant for the purpose of your investigation, you understand that neither the Company nor its representatives makes any representation or warranty as to the accuracy or completeness of the Evaluation Material. You agree that neither the Company nor its representatives shall have any liability to you or any of your Representatives resulting from the use of the Evaluation Material supplied by the Company or its representatives.

You agree that no failure or delay by the Company in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. You agree that money damages would not be a sufficient remedy for any breach of this agreement and that the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, and you further agree to waive any requirement for the securing or posting of any bond in connection with such remedy. Such remedy shall not be deemed to be the exclusive remedy for breach of this agreement, but shall be in addition to all other remedies available at law or equity. This agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, without giving effect to the conflict of laws principles thereof.

If you are in agreement with the foregoing, please so indicate by signing and returning one copy of this agreement, whereupon it will constitute our agreement with respect to the subject matter hereof.

Signed at _______________________ this __________ day of _______  2006

Signature: ___________________________________________

Name: ________________________________________

Confirmed and Agreed to By:

Signature: ______________________________

Name: _________________________________      Title: _______

Smart Kids Group Inc.
Suite 542, 9768 – 170 Street
Edmonton, Alberta  Canada  T5T 5L4

CONSENT TO ELECTRONIC OF DELIVERY DOCUMENTS

TO:  Smart Kids Group Inc.

1. The undersigned hereby consents to the provision to the undersigned of any notice or other information required to be provided to the undersigned by the Corporation by means of an Electronic Document.

2. The undersign hereby designates the following Information System as the designated Information System to which the Electronic Documents are to be provided by email by way of an attachment in the following format , ADOBE software.

4. The undersigned acknowledges that in order to view the Electronic Documents, the undersigned will require the following software :

ADOBE READER

5. For the purposes of this Consent, the term “Electronic Document” means, except for statutory declarations or affidavits required under the regulations hereunder, any form of representation of information or of concepts fixed in any medium in or by electronic, optical or other similar means that can be read or perceived by a person or by ant means, and the term “Information System” means a system used to generate, send, receive, store or otherwise process an Electronic Document.

Dated this ____________ day of ______2006

Purchaser Signature

Purchaser Name

Purchaser Email